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                                                                    EXHIBIT 10.4




                  THREE-FIVE SYSTEMS, INC. AMENDED AND RESTATED
                             1993 STOCK OPTION PLAN
                 (AS AMENDED AND RESTATED THROUGH MARCH 7, 2003)


SECTION  1. PURPOSE OF PLAN; TERM

         (a) Adoption. On February 25, 1993, the Board of Directors (the "Board") of Three-Five Systems, Inc., a Delaware corporation (the Company"), adopted the 1993 Stock Option Plan (the "Original Plan"). The stockholders of the Company approved the Original Plan on April 29, 1993. On June 21, 1994 and April 26, 1995, the Board adopted certain technical amendments to the Original Plan. Those amendments did not require stockholder approval. On October 24, 1996, the Board adopted a newly amended and restated 1993 Stock Option Plan as a result of recent revisions to Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act") and to make certain other technical changes. On January 30, 1997, the Board further revised the 1993 Stock Option Plan to comply with certain requirements of Treasury Regulations promulgated under the Internal Revenue Code. On February 27, 1997, the Board further revised the 1993 Stock Option Plan to comply with certain requirements of the Treasury Regulations such that the entire Plan be submitted for re-approval. On March 7, 2003, the Board further revised the 1993 Stock Option Plan to grant certain discretion to the Plan Administrator. The amended and restated plan fully incorporating the revisions made on October 24, 1996, January 30, 1997, February 27, 1997, and March 7, 2003 is referred to herein as the "Revised Plan." The Revised Plan must be approved by the stockholders of the Company within one year of the date of its adoption by the Board. If the Revised Plan is not timely approved by the Company's stockholders, the Original Plan, as previously amended and restated and except as otherwise specifically provided herein, shall continue in effect and any Options or Awards issued after the date of the adoption of the Revised Plan shall remain valid and unchanged to the extent that such Options or Awards contain terms such that they could have been issued under the Original Plan, as previously amended. Any Options or Awards outstanding prior to the adoption by the Board of the Revised Plan shall remain valid and unchanged. The Revised Plan shall be known as the Three-Five Systems, Inc. Amended and Restated 1993 Stock Option Plan (the "Plan"). When applicable, the term "Plan" shall include the Original Plan, as previously amended, and/or the Revised Plan. Capitalized terms used in this Plan are defined in Section 12 hereof.

         (b) General Purpose. The purpose of the Plan is to further the interests of Three-Five Systems, Inc., a Delaware corporation (the "Company"), and its stockholders by encouraging key persons associated with the Company (or parent or subsidiary corporations of the Company) to acquire shares of the Company's common stock, thereby acquiring a proprietary interest in its business and an increased personal interest in its continued success and progress. Such purpose shall be accomplished by providing for the granting of options to acquire the Company's common stock ("Options"), the direct granting of the Company's common stock ("Stock Awards"), the granting of stock appreciation rights ("SARs"), or the granting of other cash awards ("Cash Awards") (Stock Awards, SARs and Cash Awards shall be collectively referred to herein as "Awards"). A "parent corporation" for purposes of this Plan is any corporation in the unbroken chain of corporations ending with the employer corporation, where, at each link of the chain, the corporation and the link above owns at least 50 percent of the combined total voting power of all classes of the stock in the corporation in the link below. A "subsidiary corporation" for purposes of this Plan is any corporation in the unbroken chain of corporations starting with the employer corporation, where, at each link of the chain, the corporation and the link above owns at least 50 percent of the combined voting power of all classes of stock in the corporation below.

         (c) Options. Options granted under this Plan to employees of the Company (or parent or subsidiary corporations of the Company) which are intended to qualify as an "incentive stock option" as defined in section 422 of the Internal Revenue Code of 1986, as amended (the "Code") will be specified in the applicable stock option agreement. All other Options granted under this Plan will be nonqualified options.

         (d) Rule 16b-3 Plan. With respect to persons subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), this Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the 1934 Act. To the extent any provision of the Plan or action by the Plan Administrators fail to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by


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the Plan Administrators. In addition, the Board may amend the Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the stockholders of the Company.

         (e) Duration of Plan. The term of the Plan is 10 years commencing on the date of adoption of the Original Plan by the Board. No Option or Award shall be granted under the Plan unless granted within 10 years of the adoption of the Original Plan by the Board, but Options or Awards outstanding on that date shall not be terminated or otherwise affected by virtue of the Plan's expiration.

SECTION  2. STOCK AND MAXIMUM NUMBER OF SHARES SUBJECT TO PLAN

         (a) Description of Stock and Maximum Shares Allocated. The stock subject to the provisions of the Plan and issuable upon the grant of Stock Awards or upon the exercise of SARs or Options granted under the Plan is shares of the Company's common stock, $.01 par value per share (the "Stock"), which may be either unissued or treasury shares, as the Board may from time to time determine. Subject to adjustment as provided in Section 7 hereof, the aggregate number of shares of Stock covered by the Plan and issuable thereunder shall be 770,909 shares of Stock (as adjusted to reflect the Company's 1994, 1999, and 2000 stock splits). No salaried employee of the Company shall receive options for more than 150,000 shares of Stock in any one-year period.

         (b) Calculation of Available Shares. For purposes of calculating the maximum number of shares of Stock which may be issued under the Plan: (i) the shares issued (including the shares, if any, withheld for tax withholding requirements) upon exercise of an Option shall be counted and (ii) the shares issued (including the shares, if any, withheld for tax withholding requirements) as a result of a grant of a Stock Award or an exercise of an SAR shall be counted.

         (c) Restoration of Unpurchased Shares. If an Option or SAR expires or terminates for any reason prior to its exercise in full and before the term of the Plan expires, the shares of Stock subject to, but not issued under, such Option or SAR shall, without further action or by or on behalf of the Company, again be available under the Plan.

SECTION  3. ADMINISTRATION; APPROVAL; AMENDMENTS

         (a) General Administration. The Eligible Persons under the Plan shall be divided into two groups and there shall be a separate administrator for each group. One group will be comprised of Eligible Persons that are Affiliates. For purposes of this Plan, the term "Affiliates" shall mean all "executive officers" (as that term is defined in Rule 16a-1(f) promulgated under the 1934 Act) and directors of the Company and all persons who own ten percent or more of the Company's issued and outstanding Stock. The power to administer the Plan with respect to Eligible Persons that are Affiliates shall be vested exclusively with the Board. At any time, however, the Board may vest the power to administer the Plan with respect to persons that are Affiliates with a committee (the "Senior Committee") comprised of two or more Non-Employee Directors who are appointed by the Board. The Senior Committee, in its sole discretion, may require approval of the Board for specific grants of Options or Awards under the Plan. The second group shall be composed of all Eligible Persons that are not Affiliates ("Non-Affiliates"), and the power to administer the Plan with respect to Non-Affiliates shall be vested exclusively with the Board. The Board, however, may at any time appoint a committee (the "Employee Committee") of one or more persons who are members of the Board and delegate to such Employee Committee the power to administer the Plan with respect to the Non-Affiliates. Members of the Senior Committee and of the Employee Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may at any time terminate the functions of the Senior Committee or the Employee Committee and reassume all powers and authority previously delegated to that committee.

         (b) Plan Administrators. The Board, the Senior Committee, and/or the Employee Committee, whichever is applicable, shall each be referred to herein as a "Plan Administrator." Each Plan Administrator shall have the authority and discretion, with respect to its administered group, to select which Eligible Persons shall participate in the Plan, to grant Options or Awards under the Plan, to establish such rules and regulations as they may deem appropriate with the proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding Option or Award as they may deem necessary or advisable. Decisions of the Plan Administrators shall be final and binding on all parties who have an interest in the Plan or any outstanding Option or Award.

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         (c) Approval by Stockholders. The Revised Plan shall be submitted to the stockholders of the Company for their approval at a regular or special meeting to be held within 12 months after the adoption of the Revised Plan by the Board. Stockholder approval shall be evidenced by the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or by proxy and voting at the meeting. If the stockholders decline to approve the Plan at such meeting or if the Plan is not otherwise approved by the stockholders within 12 months after its adoption by the Board, the Original Plan, as previously amended, shall continue in effect and any Options or Awards issued after the date of the adoption of the Revised Plan shall remain valid and unchanged only to the extent that such Options or Awards contain terms such that they could have been issued under the Original Plan, as previously amended. To the extent that any Options or Awards could not have been issued under the Original Plan, such Options and Awards will automatically terminate and be forfeited to the same extent and with the same effect as though the Revised Plan had never been adopted. Any Options or Awards outstanding prior the adoption by the Board of the Revised Plan shall remain valid and unchanged.

         (d) Amendments to Plan. The Board may, without action on the part of the Company's stockholders, make such amendments to, changes in and additions to the Plan as it may, from time to time, deem necessary or appropriate and in the best interests of the Company; provided, the Board may not, without the consent of the Optionholder, take any action which disqualifies any Option previously granted under the Plan for treatment as an incentive stock option or which adversely affects or impairs the rights of the Optionholder of any Option outstanding under the Plan, and further provided that, except as provided in Sections 1(e) and 7 hereof, the Board may not, without the approval of the Company's stockholders, (i) increase the aggregate number of shares of Stock subject to the Plan, (ii) reduce the exercise price at which Options may be granted or the exercise price at which any outstanding Option may be exercised,
(iii) extend the term of the Plan, (iv) change the class of persons eligible to receive Options or Awards under the Plan, or (v) materially increase the benefits accruing to participants under the Plan. Notwithstanding the foregoing, Options or Awards may be granted under this Plan to purchase shares of Stock in excess of the number of shares then available for issuance under the Plan if (A) an amendment to increase the maximum number of shares issuable under the Plan is adopted by the Board prior to the initial grant of any such Option or Award and within one year thereafter such amendment is approved by the Company's stockholders and (B) each such Option or Award granted is not to become exercisable or vested, in whole or in part, at any time prior to the obtaining of such stockholder approval.

SECTION  4. PARTICIPANTS

         (a) Eligibility and Participation. Options and Awards may be granted only to persons ("Eligible Persons") who at the time of grant are (i) key personnel (including officers and directors) of the Company or parent or subsidiaries of the Company, or (ii) consultants or independent contractors who provide valuable services to the Company or parent or subsidiaries of the Company. Notwithstanding the foregoing, incentive stock options may only be granted to key personnel of the Company (and its parent or subsidiary) who are also employees of the Company (or its parent or subsidiary). The Plan Administrators shall have full authority to determine which Eligible Persons in its administered group are to receive Option grants under the Plan, the number of shares to be covered by each such grant, whether the granted Option is to be an incentive stock option which satisfies the requirements of section 422 of the Code or a nonstatutory option not intended to meet such requirements, the time or times at which each such Option is to become exercisable, and the maximum term for which the Option is to be outstanding. The Plan Administrators shall also have full authority to determine which Eligible Persons in such group are to receive Awards under the Plan and the conditions relating to such Award.

         (b) Guidelines for Participation. In designating and selecting Eligible Persons for participation in the Plan, the Plan Administrators shall consult with and give consideration to the recommendations and criticisms submitted by appropriate managerial and executive officers of the Company. The Plan Administrators also shall take into account the duties and responsibilities of the Eligible Persons, their past, present and potential contributions to the success of the Company and such other factors as the Plan Administrators shall deem relevant in connection with accomplishing the purpose of the Plan.

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SECTION  5. TERMS AND CONDITIONS OF OPTIONS

         (a) Allotment of Shares. The Plan Administrators shall determine the number of shares of Stock to be optioned from time to time and the number of shares to be optioned to any Eligible Person (the "Optioned Shares"). The grant of an Option to a person shall neither entitle such person to, nor disqualify such person from, participation in any other grant of Options or Stock Awards under this Plan or any other stock option plan of the Company.

         (b) Exercise Price. Upon the grant of any Option, the Plan Administrators shall specify the option price per share. In no event may the option price per share specified by a Plan Administrator be less than 100 percent of the fair market value per share of the Stock on the date the Option is granted (110 percent if Options are intended to be incentive stock options and are granted to a stockholder who at the time the Option is granted owns or is deemed to own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any parent or any subsidiary corporation of the Company).

         (c) Calculation of Fair Market Value of Stock. The fair market value of a share of Stock on any relevant date shall be determined in accordance with the following provisions:

                  (i) If the Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) per share of Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through The NASDAQ Stock Market, Inc. system or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Stock on the date in question, then the mean between the highest bid price and lowest asked price (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

                  (ii) If the Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price per share of Stock on the date in question on the stock exchange determined by the Board to be the primary market for the Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                  (iii) If the Stock at the time is neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Board after taking into account such factors as the Board shall deem appropriate, including one or more independent professional appraisals.

         (d) Individual Stock Option Agreements. Options granted under the Plan shall be evidenced by option agreements in such form and content as a Plan Administrator from time to time approves, which agreements shall substantially comply with and be subject to the terms of the Plan, including the terms and conditions of this Section 5. As determined by a Plan Administrator, each option agreement shall state (i) the total number of shares to which it pertains, (ii) the exercise price for the shares covered by the Option, (iii) the time at which the Options vest and become exercisable and (iv) the Option's scheduled expiration date. The option agreements may contain such other provisions or conditions as a Plan Administrator deems necessary or appropriate to effectuate the sense and purpose of the Plan, including covenants by the Optionholder not-to-compete and remedies to the Company in the event of the breach of any such covenant.

         (e) Option Period. No Option granted under the Plan that is intended to be an incentive stock option shall be exercisable for a period in excess of 10 years from the date of its grant (5 years if the Option is granted to a stockholder who at the time the Option is granted owns or is deemed to own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of its parent or any subsidiary corporation), subject to earlier termination in the event of termination of employment, retirement or death of the Optionholder. An Option may be exercised in full or in part at any time or from time to time during the term of the Option or provide for its exercise in stated installments at stated times during the Option's term.

         (f) Vesting; Limitations. The time at which the Optioned Shares vest with respect to a participant shall be in the discretion of that participant's Plan Administrator. Notwithstanding the foregoing, to the extent an Option is

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intended to qualify as an incentive stock option under the Code, the aggregate fair market value (determined as of the respective date or dates of grant) of the Stock for which one or more Options granted to any person under this Plan (or any other option plan of the Company or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Code during any one calendar year shall not exceed the sum of $100,000 (referred to herein as the "$100,000 Limitation"). To the extent that any person holds two or more Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability as an incentive stock option shall be applied on the basis of the order in which such Options are granted.

         (g) No Fractional Shares. Options shall be exercisable only for whole shares; no fractional shares will be issuable upon exercise of any Option granted under the Plan.

         (h) Method of Exercising Options; Full Payment. Options shall be exercised by written notice to the Company, addressed to the Company at its principal place of business. Such notice shall state the election to exercise the Option and the number of shares with respect to which it is being exercised, and shall be signed by the person exercising the Option. Such notice shall be accompanied by payment in full of the exercise price for the number of shares being purchased. Payment may be made in cash or by check as prescribed by the applicable Plan Administrator or by tendering duly endorsed certificates representing shares of Stock then owned by the Optionholder and held for the requisite period necessary to avoid a charge to the Company's earnings and valued at fair market value on the date of exercise (as determined in accordance with Section 5(c) hereof). Upon the exercise of any Option, the Company shall deliver, or cause to be delivered, to the Optionholder a certificate or certificates representing the shares of Stock purchased upon such exercise as soon as practicable after payment for those shares has been received by the Company. If an Option is exercised pursuant to Section 6(c) hereof by any person other than the Optionholder, such notice shall be accompanied by appropriate proof of the right of such person to exercise the Option. All shares that are purchased and paid for in full upon the exercise of an Option shall be fully paid and non-assessable.

         (i) Rights of a Stockholder. An Optionholder shall have no rights as a stockholder with respect to shares covered by his Option until such Optionholder shall have exercised the Option and paid the full exercise price for the Optioned Shares. No adjustment will be made for dividends or other rights with respect to any Optioned Shares for which the record date is prior to the date on which the Optionholder exercises the Option for such shares.

         (j) Exercise of Options After Cessation of Service.


                  (i) Termination of Employment. If any Optionholder who is an employee of the Company ceases to be in Service to the Company for a reason other than death, such Optionholder may, within one month after the date of termination of such Service, but in no event after the Option's stated expiration date, exercise some or all of the Options that the Optionholder was entitled to exercise on the date the Optionholder's Service terminated; provided, that (i) if the Optionholder's Service is terminated by the Company in its good faith judgment, for (A) commission of a crime by the Optionholder or for reasons involving moral turpitude; (B) an act by the Optionholder which tends to bring the Company into disrepute; or (C) negligent, fraudulent or willful misconduct by the Optionholder, or (ii) if after the Service of the Optionholder is terminated, the Optionholder commits acts detrimental to the Company's interests, then the Option shall thereafter be void for all purposes. Notwithstanding the foregoing, if any Optionholder who is an employee of the Company ceases to be in Service to the Company by reason of permanent disability within the meaning of Section 22(e)(3) of the Code (as determined by the applicable Plan Administrator), the Optionholder shall have 12 months after the date of termination of Service, but in no event after Optionholder's Option's stated expiration date, to exercise Options that the Optionholder was entitled to exercise on the date the Optionholder's Service terminated as a result of disability.

                  (ii) Termination of Options Held by Consultants, Independent Contractors, and Other Non-Employees. Any Options which are held by Eligible Persons other than employees of the Company and which are outstanding at the time the Optionholder ceases to be in Service to the Company shall remain exercisable for such period of time thereafter as determined by the Plan Administrator at the time of grant and set forth in the documents evidencing such Options. In the absence of any provision in the documents evidencing such Option, the Option shall remain exercisable (i) for a period of one month after the termination of the Optionholder's Service to the Company; and (ii) for a period of 12 months if the Optionholder ceases to be in Service to the Company by reason of permanent disability within the meaning of Section 22(e)(3) of the Code; provided, that no Option shall be exercisable after the Option's stated expiration date, and

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         provided further, that (a) if the Optionholder's Service is terminated by the Company in its good faith judgment for the reasons stated in
         Section 5(j)(i) above, or (b) if after the Service of the Optionholder is terminated, the Optionholder commits acts detrimental to the Company's interests, then the Option will thereafter be void for all purposes.

                  (iii) Discretion of Plan Administrator. Notwithstanding anything to the contrary herein, the terms and conditions under which an option may be exercised following termination of an optionholder's employment or independent contractor relationship with the Company may be extended to any period in the sole discretion of the Plan Administrator.

         (k) Death of Optionholder. If an Optionholder dies while in the Company's Service, the Optionholder's vested Options on the date of death shall be exercisable within three months of such death or until the stated expiration date of the Optionholder's Option, whichever occurs first, by the person or persons ("successors") to whom the Optionholder's rights pass under a will or by the laws of descent and distribution. An Option may be exercised and payment of the option price made in full by the successors only after written notice to the Company specifying the number of shares to be purchased. Such notice shall state that the Option price is being paid in full in the manner specified in Section 5(h) hereof. As soon as practicable after receipt by the Company of such notice and of payment in full of the Option price, a certificate or certificates representing such shares shall be registered in the name or names specified by the successors in the written notice of exercise and shall be delivered to the successors.

         (l) Other Plan Provisions Still Applicable. If an Option is exercised upon the termination of Service or death of an Optionholder under this Section 5, the other provisions of the Plan shall still be applicable to such exercise.

         (m) Definition of "Service." For purposes of this Plan, unless it is evidenced otherwise in the option agreement with the Optionholder, the Optionholder shall be deemed to be in "Service" to the Company so long as such individual renders services on a periodic basis to the Company (or to any parent or subsidiary corporation) in the capacity of an employee or a consultant or independent contractor. The Optionholder shall be considered to be an employee for so long as such individual remains in the employ of the Company or one or more of its parent or subsidiary corporations.

         (n) Nonassignability. Except as specifically allowed by the Plan Administrator at the time of grant and as set forth in the documents evidencing an Option, no Option granted under the Plan or any of the rights and privileges conferred thereby shall be assignable or transferable by an Optionholder other than by will or the laws of descent and distribution, and such Option shall be exercisable during the Optionholder's lifetime only by the Optionholder.

SECTION  6. TERMS AND CONDITIONS OF STOCK AWARDS

         (a) Eligibility. All Eligible Persons shall be eligible to receive Stock Awards. The Plan Administrator of each administered group shall determine the number of shares of Stock to be awarded from time to time to any Eligible Person in such group. The grant of a Stock Award to a Person shall neither entitle such person to, nor disqualify such person from participation in, any other grant of options or awards by the Company, whether under this Plan or under any other stock option or award plan of the Company.

         (b) Award for Services Rendered. Stock Awards shall be granted in recognition of an Eligible Person's past services to the Company. The grantee of any such Stock Award shall not be required to pay any consideration to the Company upon receipt of such Stock Award, except as may be required to satisfy applicable employment taxes and income tax withholding requirements.

         (c) Conditions to Award. All Stock Awards shall be subject to such terms, conditions, restrictions, or limitations as the applicable Plan Administrator deems appropriate, including, by way of illustration but not by way of limitation, restrictions on transferability, requirements of continued employment, individual performance or the financial performance of the Company, or payment by the recipient of any applicable employment or withholding taxes. Such Plan Administrator may modify or accelerate the termination of the restrictions applicable to any Stock Award under the circumstances as it deems appropriate.

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         (d) Award Agreements. A Plan Administrator may require as a condition to a Stock Award that the recipient of such Stock Award enter into an award agreement in such form and content as that Plan Administrator from time to time approves.

SECTION  7. TERMS AND CONDITIONS OF SARS

         (a) Eligibility. All Eligible persons shall be eligible to receive SARs. The Plan Administrator of each administered group shall determine the SARs to be awarded from time to time to any Eligible Person in such group. The grant of a SAR to a person shall neither entitle such person to, nor disqualify such person from participation in, any other grant of options or awards by the Company, whether under this Plan or under any other stock option or award plan of the Company.

         (b) Award of SARs. Concurrently with or subsequent to the grant of any Option to purchase one or more shares of Stock, a Plan Administrator may award to the Optionholder, with respect to each share of Stock underlying the Option, a related SAR permitting the Optionholder to be paid the appreciation on the Stock underlying the Option in lieu of exercising the Option. In addition, a Plan Administrator may award to any Eligible Person a SAR permitting the Eligible Person to be paid the appreciation on a designated number of shares of the Stock, whether or not such shares are actually issued.

         (c) Conditions to SAR. All SARs shall be subject to such terms, conditions, restrictions or limitations as the applicable Plan Administrator deems appropriate, including, by way of illustration but not by way of limitation, restrictions of transferability, requirements of continued employment, individual performance, financial performance of the Company, or payment by the recipient of any applicable employment or withholding taxes. Such Plan Administrator may modify or accelerate the termination of the restrictions applicable to any SAR under the circumstances as it deems appropriate.

         (d) SAR Agreements. A Plan Administrator may require as a condition to the grant of a SAR that the recipient of such SAR enter into a SAR agreement in such form and content as that Plan Administrator from time to time approves.

         (e) Exercise. An Eligible Person who has been granted a SAR may exercise such SAR subject to the conditions specified by the Plan Administrator in the SAR agreement.

         (f) Amount of Payment. The amount of payment to which the grantee of a SAR shall be entitled upon the exercise of each SAR shall be equal to the amount, if any, by which the fair market value of the specified shares of Stock on the exercise date exceeds the fair market value of the specified shares of Stock on the date the Option related to the SAR was granted or became effective, or, if the SAR is not related to any Option, on the date the SAR was granted or became effective.

         (g) Form of Payment. The SAR may be paid in either cash or Stock, as determined in the discretion of the applicable Plan Administrator and set forth in the SAR agreement. If the payment is in Stock, the number of shares to be paid to the participant shall be determined by dividing the amount of the payment determined pursuant to Section 6(f) by the fair market value of a share of Stock on the exercise date of such SAR. As soon as practical after exercise, the Company shall deliver to the SAR grantee a certificate or certificates for such shares of Stock.

         (h) Termination of Employment; Death. Sections 5(j) and (k), applicable to Options, shall apply equally to SARs.

SECTION  8. NONASSIGNABILITY.

         Except as specifically allowed by the Plan Administrator at the time of grant and as set forth in the documents evidencing a SAR, no SAR granted under the Plan or any of the rights and privileges conferred hereby shall

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be assignable or transferable by a grantee other than by will or the laws of decent and distribution, and such SAR shall be exercisable during the grantee's lifetime only by the grantee.

SECTION  9. OTHER CASH AWARDS

         (a) In General. The Plan Administrator of each administered group shall have the discretion to make other awards of cash to Eligible Persons in such group ("Cash Awards"). Such Cash Awards may relate to existing Options or to the appreciation in the value of the Stock or other Company securities.

         (b) Conditions to Award. All Cash Awards shall be subject to such terms, conditions, restrictions or limitations as the applicable Plan Administrator deems appropriate, and such Plan Administrator may require as a condition to such Cash Award that the recipient of such Cash Award enter into an award agreement in such form and content as the Plan Administrator from time to time approves.

SECTION  10. CERTAIN ADJUSTMENTS.

         (a) Capital Adjustments. The aggregate number of shares of Stock subject to the Plan (and the number of shares covered by outstanding Options and Awards and the price per share stated in such Options and Awards) shall be proportionately adjusted for any increase or decrease in the number of outstanding shares of Stock of the Company resulting from a subdivision or consolidation of shares or any other capital adjustment or the payment of a stock dividend or any other increase or decrease in the number of such shares effected without the Company's receipt of consideration therefor in money, services or property.

         (b) Mergers, Etc. If the Company is the surviving corporation in any merger or consolidation, any Option or Award granted under the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option or Award would have been entitled prior to the merger or consolidation. A dissolution or liquidation of the Company shall cause every Option or Award outstanding hereunder to terminate. A merger or consolidation in which the Company is not the surviving corporation shall also cause every Option or Award outstanding hereunder to terminate, but each Optionholder or grantee of an Award shall have the right, immediately prior to such merger or consolidation in which the Company is not a surviving corporation, to exercise his vested Options or Awards in whole or in part, subject to the other provisions of this Plan.

         (c) Change in Control. With respect to any Change in Control, a Plan Administrator shall have the discretion and authority, exercisable at any time, whether before or after the Change in Control, to provide for the automatic acceleration of one or more outstanding Options or Awards granted by it under the Plan upon the occurrence of such Change in Control. A Plan Administrator may also impose limitations upon the automatic acceleration of such Options or Awards to the extent it deems appropriate. Any Options or Awards accelerated upon a Change in Control will remain fully exercisable until the expiration or sooner termination of the Option term.

         (d) Incentive Stock Option Limits. The exercisability of any Options which are intended to qualify as incentive stock options and which are accelerated under the Plan in connection with a Change in Control shall remain subject to the $100,000 Limitation and shall vest as quickly as possible without violating the $100,000 Limitation.

SECTION  11. MISCELLANEOUS

         (a) Use of Proceeds. The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options or Awards hereunder, if any, shall be used for general corporate purposes.

         (b) Cancellation of Options. Each Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionholders, the cancellation of any or all outstanding Options granted under the Plan by that Plan Administrator and to grant in substitution therefore new Options under the Plan covering the same or different numbers of shares of Stock as long as such new Options have an exercise price per share of Stock no less than the minimum exercise price as set forth in Section 5(b) hereof on the new grant date.

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

         (c) Regulatory Approvals. The implementation of the Plan, the granting of any Option or Award hereunder, and the issuance of Stock upon the exercise of any such Option or Award shall be subject to the procurement by the Company of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Options or Awards granted under it and the Stock issued pursuant to it.

         (d) Indemnification. In addition to such other rights of indemnification as they may have, the members of the Plan Administrators shall be indemnified and held harmless by the Company, to the extent permitted under applicable law, for, from and against all costs and expenses reasonably incurred by them in connection with any action, legal proceeding to which any member thereof may be a party by reason of any action taken, failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith.

         (e) Plan Not Exclusive. This Plan is not intended to be the exclusive means by which the Company may issue options or warrants to acquire its Stock, stock awards or any other type of award. To the extent permitted by applicable law, any such other option, warrants or awards may be issued by the Company other than pursuant to this Plan without stockholder approval.

         (f) Governing Law. The Plan shall be governed by, and all questions arising hereunder shall be determined in accordance with, the laws of the State of Arizona.

         (g) Withholding Taxes. Whenever the Company issues Stock under the Plan pursuant to an Option or Award, the Company shall have the right to require the grantee to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding or employment tax requirements prior to the delivery of any certificate or certificates for such shares. Alternatively, the Company may issue or transfer such shares of Stock net of the number of shares sufficient to satisfy the withholding or employment tax requirements. For such purposes, the shares of Stock shall be valued on the date the withholding or employment tax obligation is incurred.

SECTION  12. SECURITIES RESTRICTIONS

         (a) Legend on Certificates. All certificates representing shares of Stock issued upon exercise of Options or Awards granted under the Plan shall be endorsed with a legend reading as follows:

         The shares of Common Stock evidenced by this certificate have been issued to the registered owner in reliance upon written representations that these shares have been purchased solely for investment. These shares may not be sold, transferred or assigned unless in the opinion of the Company and its legal counsel such sale, transfer or assignment will not be in violation of the Securities Act of 1933, as amended, and the rules and regulations thereunder.

         (b) Private Offering for Investment Only. The Options and Awards are and shall be made available only to a limited number of present and future key personnel of the Company, and their permitted transferees, who have knowledge of the Company's financial condition, management and its affairs. The Plan is not intended to provide additional capital for the Company, but to encourage ownership of Stock among the Company's key personnel. By the act of accepting an Option or Award, each grantee or such permitted transferee agrees (i) that, any shares of Stock acquired will be solely for investment and not with any intention to resell or redistribute those shares and (ii) such intention will be confirmed by an appropriate certificate at the time the Stock is acquired if requested by the Company. The neglect or failure to execute such a certificate, however, shall not limit or negate the foregoing agreement.

         (c) Registration Statement. If a Registration Statement covering the shares of Stock issuable upon exercise of options granted under the Plan is filed under the Securities Exchange Act of 1933, as amended, and is declared effective by the Securities Exchange Commission, the provisions of Sections 10(a) and (b) shall terminate during the period of time that such Registration Statement, as periodically amended, remains effective.

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

SECTION  13. DEFINITIONS

         The following capitalized terms used in this Plan shall have the meaning described below:

         "Affiliates" shall mean all "executive officers" (as that term is defined in Rule 16a-1(f) promulgated under the 1934 Act) and directors of the Company and all persons who own ten percent or more of the Company's issued and outstanding Stock.

         "Award" shall mean a Stock Award, SAR or Cash Award.

         "Board" shall mean the Board of Directors of the Company.

         "Cash Award" shall mean an award to be paid in cash and granted under
Section 8 hereunder.

         "Change in Control" shall mean (i) a person or related group of persons, other than the Company or a person that directly or indirectly controls, is controlled by, or under common control with the Company, acquires ownership of 40 percent or more of the Company's outstanding common stock pursuant to a tender or exchange offer which the Board of Directors recommends that the Company's stockholders not accept, or (ii) the change in the composition of the Board occurs such that those individuals who were elected to the Board at the last stockholders' meeting at which there was not a contested election for Board membership subsequently ceased to comprise a majority of the Board by reason of a contested election.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Company" shall mean Three-Five Systems, Inc., a Delaware corporation.


         "Eligible Persons" shall mean those persons who, at the time that the Option or Award is granted, are (i) key personnel (including officers and directors) of the Company or parent or subsidiaries of the Company, or (ii) consultants or independent contractors who provide valuable services to the Company or parent or subsidiaries of the Company.

         "Employee Committee" shall mean that committee appointed by the Board to administer the Plan with respect to the Non-Affiliates and comprised of one or more persons who are members of the Board of the Company.

         "Non-Affiliates" shall mean all Eligible Persons who are not Affiliates.

         "Non-Employee Directors" shall mean those directors of the Company who satisfy the definition of "Non-Employee Director" under Rule 16b-3(b)(3)(i) promulgated under the 1934 Act.

         "$100,000 Limitation" shall mean the limitation pursuant to which the aggregate fair market value (determined as of the respective date or dates of grant) of the Stock for which one or more Options granted to any person under this Plan (or any other option plan of the Company or its parent or subsidiary corporations) may for the first time be exercisable as incentive stock options under the Code during any one calendar year shall not exceed the sum of $100,000.

         "Optionholder" shall mean an Eligible Person to whom Options have been granted.

         "Optioned Shares" shall be those shares of Stock to be optioned from time to time to any Eligible Person.

         "Options" shall mean options to acquire Stock granted under the Plan.

         "Plan" shall mean this stock option plan for Three-Five Systems, Inc.

         "Plan Administrator" shall mean (a) either the Board or the Senior Committee, with respect to the administration of the Plan as it relates to Affiliates and (b) either the Board or the Employee Committee, with respect to the administration of the Plan as it relates to Non-Affiliates.

         "SAR" shall mean stock appreciation rights granted pursuant to Section 7 hereunder.

         "Senior Committee" shall mean that committee appointed by the Board to administer the Plan with respect to the Affiliates and comprised of two or more Non-Employee Directors.

         "Service" shall have the meaning set forth in Section 5(m) hereof.

         "Stock" shall mean shares of the Company's common stock, $.01 par value per share, which may be unissued or treasury shares, as the Board may from time to time determine.

         "Stock Awards" shall mean Stock directed granted under the Plan.

         The Plan was originally adopted on February 25, 1993. This Amended and Restated Plan is hereby executed this 7th day of March, 2003.

                                  THREE-FIVE SYSTEMS, INC.


                                  By:      /s/ Jack L. Saltich
                                           -------------------------------------
                                  Name:    Jack L. Saltich
                                  Its:     President and Chief Executive Officer

ATTESTED BY:


/s/ Jeffrey D. Buchanan
-----------------------
Secretary



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